UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2017

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-7221	36-1115800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The information in this Form 8-K that is furnished under “Item 2.02. Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On February 2, 2017, Motorola Solutions, Inc. (the “Company”) issued a press release announcing, among other things, financial results for the quarter and year ended December 31, 2016. A copy of this press release is attached hereto as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On February 1, 2017, the Board of Directors of the Company elected Kenneth D. Denman to the Board of Directors effective immediately. Mr. Denman will serve until the Company’s 2017 Annual Meeting and the election and qualification of his successor or, if earlier, his death or resignation or removal from the Board of Directors.

Mr. Denman will receive the standard compensation received by non-employee directors. This compensation arrangement was described in the Company’s definitive proxy statement on Schedule 14A filed on March 28, 2016 with the U.S. Securities and Exchange Commission. As disclosed in the definitive proxy statement, a non-employee director will be granted deferred stock units, pro-rated based on the number of months served with a value of $11,666.67 per month, divided by the closing price of Company Stock on the day of election.

On February 1, 2017, the Board of Directors also appointed Mr. Denman as a member of the Governance and Nominating Committee.

The press release announcing Mr. Denman’s election is attached as Exhibit 99.2 hereto.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release by Motorola Solutions, Inc. dated February 2, 2017 announcing financial results for the quarter and year ended December 31, 2016.

99.2	Press Release by Motorola Solutions, Inc. dated February 2, 2017 announcing the appointment of Kenneth D. Denman to the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC.
(Registrant)

Dated: February 2, 2017	By:	/s/ John K. Wozniak
	Name:	John K. Wozniak
	Title:	Corporate Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release by Motorola Solutions, Inc. dated February 2, 2017 announcing financial results for the quarter and year ended December 31, 2016.

99.2	Press Release by Motorola Solutions, Inc. dated February 2, 2017 announcing the appointment of Kenneth D. Denman to the Board of Directors.